Exhibit 31.2

   CERTIFICATION CHIEF FINANCIAL OFFICER PURSUANT TO RULES 13a-14(a)/15D-14(a)
                  UNDER THE SECURITIES ACT OF 1934, AS AMENDED

I, Donald M. Stein, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Kairos Holdings, Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial position, results of operations, and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4. I am responsible for establishing and maintaining disclosure controls and procedures and internal control over financial reporting for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared.

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures as presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or its reasonably likely to materially affect the registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control, to the issuer's auditors and the audit committee of the registrant's board of directors (or persons fulfilling the equivalent function):

(i) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(ii) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls (none were so noted); over financial reporting

6. I have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                                   Date: November 14, 2005

                                   BY: /s/ Donald M. Stein
                                       ------------------------------------
                                       Donald M. Stein, Chief Financial Officer